UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2007

THE STRIDE RITE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

____________________

Massachusetts	1-4404	04-1399290
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)	Identification No.)

191 Spring Street, PO Box 9191, Lexington, Massachusetts (Address of Principal Executive Offices)	02420 (Zip code)

Registrant’s telephone number, including area code: (617) 824-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 26, 2007, The Stride Rite Corporation (the “Company”) entered into an Amendment (the “Amendment”) to the Amended and Restated License Agreement dated February 2, 2000 between Tommy Hilfiger Licensing, Inc. and the Company (the “Agreement”), pursuant to which the parties agreed extend the term of the Agreement until December 31, 2008.

The above description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which will be filed as an exhibit to the Registrant’s quarterly report on Form 10-Q for the period ended March 2, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

THE STRIDE RITE CORPORATION

Dated: January 30, 2007	By:	/s/ Frank A. Caruso
		Name:	Frank A. Caruso
		Title:	Chief Financial Officer